Exhibit 99.2

1Q 2026 Investor Presentation

Contents 1 Page Disclosure 2 Performance Metrics 3 Differentiating Factors 7 Loans and Deposits 12 Modern Banking in Motion Digital Transformation 19 Selected Financial Information and Guidance 22

Disclosure 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook , business, share repurchases under the program, and dividend payments. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: a failure to successfully manage our credit risk and the sufficiency of our allowance for credit losses; changes in loan demand and declines in real estate values in the Company’s market area, which may adversely affect our loan production; borrower and depositor concentrations (e.g., by geographic area and by industry); the interest rate policies of the Federal Reserve and other regulatory bodies; general economic conditions, including unemployment rates, and potential recessionary and inflationary indicators, either nationally or locally, including the related effects on our borrowers and other clients, such as adverse changes to credit quality, and on our financial condition and results of operations; an unanticipated loss of key personnel or existing clients, or an inability to attract key employees; system failures or cybersecurity breaches of our information technology infrastructure and/or confidential information or those of the Company’s third-party service providers or those of our non-bank financial service clients for which we provide global payments infrastructure; failure to maintain current technologies or technological changes and enhancements that may be more difficult or expensive to implement than anticipated, and failure to successfully implement future information technology enhancements; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or clients; the timely and efficient development of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by clients; the successful implementation or consummation of new business initiatives, which may be more difficult or expensive than anticipated; an unexpected adverse financial, regulatory, legal or bankruptcy event experienced by our financial service clients; unexpected increases in our expenses; changes in liquidity, including funding sources, deposit flows and the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; an unexpected deterioration in the performance of our loan or securities portfolios and our inability to absorb the amount of actual losses inherent in the portfolio; difficulties associated with achieving or predicting expected future financial results; different than anticipated growth and our ability to manage our growth; increases in competitive pressures among financial institutions or from non-financial institutions which may result in unanticipated changes in our loan or deposit rates; unexpected adverse impact of future acquisitions or divestitures; impacts related to or resulting from regional and community bank failures and stresses to regional banks, or conditions in the securities markets or the banking industry being less favorable than currently anticipated; changes in accounting principles, policies or guidelines may cause the Company’s financial condition or results of operation to be reported or perceived differently; legislative, tax or regulatory changes or actions, including changes and the potential for changes to regulatory policy and the promulgation of new laws and regulations following the inauguration of a new presidential administration, may adversely affect the Company’s business; unanticipated increases in FDIC insurance premiums or future assessments; the costs, including the possible incurrence of fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results; and the current or the potential impact on the Company’s operations, financial condition, and clients resulting from natural or man-made disasters, climate change, wars, military conflict, acts of terrorism, other geopolitical events, cyberattacks, and global pandemics, or localized epidemics as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Performance Metrics 3

Metropolitan Commercial Bank Holding Corp. The Only True Mid-Sized, Publicly Traded Relationship Driven Commercial Bank Headquartered in NYC 4 Market data as of March 31, 2026 and December 31, 2025 1 Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 29. 2 Annualized. Recent Events • Completed a secondary public equity offering of 2.3 million shares of common stock at $85.00 per share, resulting in proceeds of $186.8 million, net of underwriting discounts and commissions. • Increased quarterly common stock cash dividend from $0.20 per share to $0.25 per share. • Hosted an investor day on Tuesday, March 3, 2026. with over 60 attendees. • Opened Miami Branch on Tuesday, March 3, 2026. • Approved as a HUD MAP/LEAN Lender. Nine Strategically Located Banking Centers • Park Ave. Headquarters • Garment District/ Times Square • Diamond District • Upper East Side • Boro Park, Brooklyn • Great Neck, Long Island • Lakewood, NJ • Miami, FL (New) • West Palm Beach, FL (Pending Branch opening Q2'26) 1Q 2026 4Q 2025 Closing Price 83.29 $76.36 Market Cap $1,032.13 M $770.37 M Book Value per Share $76.53 $73.66 Tangible Book Value per Share $75.74 $72.69 P/Book Value 1.09 x 1.04 x P/Tangible Book Value1 1.10 x 1.05 x P/E2 7.03 x 6.95 x Assets $8.8 B $8.3 B Loans $7.0 B $6.8 B Deposits $7.7 B $7.4 B Loans/Deposits 91.0% 92.3 % Net Interest Margin2 4.08% 4.10 % Net Charge-offs / Average Loans2 0.7% 0.0 % Efficiency Ratio 52.4% 50.2 % Pre-tax, Pre-Provision Net Revenue / Average Assets1 1.99% 2.07 % ROAA2 1.49% 1.38 % ROAE2 15.4% 15.6 % ROATCE1,2 15.6% 15.8 % CET1 Capital Ratio 13.2% 10.7 % Tier 1 Leverage Ratio 11.6% 9.5 % Total Risk Based Capital Ratio 14.6% 12.3 % TCE/TA1 Ratio 10.6% 8.9%

Source: Bloomberg 1 Includes CNOB, DCOM, OCFC, PFS and VLY. 2 Cumulative shareholder return (change in stock price plus reinvested dividends). Outperformance versus peers 50 100 150 200 250 300 350 400 3/30/2023 9/4/2023 2/9/2024 7/16/2024 12/21/2024 5/28/2025 11/2/2025 4/9/2026 Total Return Performance NYC Middle-Market Banks1, 2 KBW Regional Banking Index (“KRX”) Metropolitan Commercial Bank 5 163 161 358 4/13/2026

Source: FactSet, S&P Global Market Intelligence. 1 CAGR from December 31, 2017 through December 31, 2025. 1* KRX and NYC Middle Market-Banks include growth resulting from acquisitions. 2 KRX Index represents median performance of the KBW Regional Banking Index constituents. 3 Includes CNOB, DCOM, OCFC, PFS and VLY. 4 Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 29. 5 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through April 13, 2026. Pre-tax, pre-provision net revenueĩ CAGR¹ 2017-2025 Financial Performance Outpacing Peers Since 2017 IPO Loans CAGR¹ 2017–2025 23.0% 9.7% 14.1% MCB KRX Index² NYC Middle-Market Banks³ 6 Share price performance since IPO5 November 7, 2017 Tangible book value per shareĩ CAGR¹ 2017–2025 Earnings per share CAGR¹ 2017–2025 13.2% 6.3% 4.8% MCB KRX Index² NYC Middle-Market Banks³ 20.7% 8.5% 13.0% MCB KRX Index² NYC Middle-Market Banks³ 21.7% 9.1% 13.4% MCB KRX Index² NYC Middle-Market Banks³ 13.9% 8.0% 2.5% MCB KRX Index² NYC Middle-Market Banks³ 158.1% 27.3% 6.7% MCB KRX Index² NYC Middle-Market Banks³ , 1* Deposits CAGR1 , 1* 2017–2025

Differentiating Factors 7

Money Market & Savings, 78% Non-Int. Bearing Demand, 20% Time, 2% EB-5, Title & Escrow, and Charter Schools, 10% Municipal, 21% Bankruptcy Trustees, 6% Property Managers, 20% Deposits from Loan Customers, 17% Retail Deposits, 26% Skilled Nursing CRE and C&I, 42% Other C&I, 9% Other Owner Occupied CRE, 2% Non Owner Occupied CRE, 46% Consumer & 1-4 Family, 1% Highly Diversified Franchise Total Deposits $7.7B Manhattan, 18% Brooklyn, Bronx, Queens, 25% Long Is., 5% NJ, 9% FL, 17% Other US, 26% Loan Portfolio March 31, 2026 Total Loans $7.1B Total Deposits $7.7B Deposits March 31, 2026 Total Loans $7.1B • Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic. • Skilled Nursing Facilities ("SNF") highly insulated from economic cycles by state funded payments. • All other portfolios are well-diversified across multiple property types and industries • Branch-lite model driven by technology integrations and high-quality service. • We target industries that are in possession of or have discretion over large sums of money. • Diversification across deposit verticals is a key strategy for managing and reducing execution risk. • 1Q 2026 Cost of deposits: 2.6% 8

$65.2 $66.6 $67.0 $73.6 $77.3 $85.3 $85.9 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 9 1 Represents effective average daily Fed Funds rate. Well Managed Net Interest Margin Net Interest Margin Analysis Estimated Sensitivity of Annual Net Interest Income March 31, 2026 Net Interest Income $ millions 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 5.03% 5.15% 4.21% 3.64% 4.57% 4.78% 5.09% 4.73% 4.80% 5.33% 6.70% 6.53% 7.31% 7.18% 0.47% 0.58% 1.10% 0.43% 0.27% 0.49% 2.43% 3.22% 2.95% 2.60% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.53% 3.88% 4.08% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Average Fed Funds Rate¹ Average Loan Yield Average Total Cost of Deposits MCB Net Interest Margin ("NIM") 2.93% 1.44% 0.05% -0.04% -200 bps -100 bps +100 bps +200 bps

21.5% 21.0% 19.5% 20.1% 19.9% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 $6.4 $6.8 $7.1 $7.4 $7.7 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 9.6% 9.1% 8.8% 8.9% 10.6% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Highly Liquid and Resilient Balance Sheet 76% Insured deposits Deposits ($ bn) TCE/TA Ratio1 Non-interest bearing Deposit % Deposit Profile at March 31, 2026 200% Uninsured Deposit Coverage Ratio2 BBB+ Kroll Deposit Rating January 2026 10 $6.3 $6.6 $6.8 $6.8 $7.0 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Loans ($ bn) 1 Tangible Common Equity divided by Tangible Assets. Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 29. 2 Cash and available secured borrowing capacity divided by uninsured deposits.

Relationship Driven Commercial Bank with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small and middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. Modern Banking in Motion Digital Transformation supports future business expansion, drives efficiencies and enables better client experience. Our core competencies are: • Helping clients build and sustain generational wealth. • Offering a full range of banking and innovative financial servicesto businesses and individuals embracing an ever-evolving digital banking era. • Delivering enhanced client experiences through an innovative technology platform. • Providing modern and robust internal capabilities for our employees to support future business expansion and back-office efficiencies. 11

Loans and Deposits 12

13 1 Before deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. 4 Mobile Home Parks, Residential Condos/Co-ops, Temporary Shelters, Religious Orgs., Parking Lots and Garages, Restaurants and Entertainment Facilities * Includes commercial real estate, multifamily and construction loans. Loan Portfolio Growth and Diversification $7.1 billion Gross Loan Portfolio1, 2 March 31, 2026 | $ millions Diversified Loan Portfolio March 31, 2026 39% 7% 6% 7% 5% 5% 3% 3% 3% 2% 6% 13% 39% CRE: Skilled Nursing Facility ("SNF") 7% CRE: Office 7% CRE: Hospitality 6% CRE: Multi-family 5% CRE: Retail 5% CRE: Mixed Use 3% CRE: Construction 3% CRE: Land 3% CRE: Charter Schools 2% CRE: Industrial  $3& 0UIFSĩ 13% C&I 1% Consumer & 1-4 Family $3,042 $3,162 $3,201 $3,147 $3,216 $2,171 $2,353 $2,547 $2,713 $2,851 $1,045 $1,016 $953 $872 $903 $102 $100 $99 $97 $95 $6,360 $6,631 $6,800 $6,829 $7,065 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Consumer & 1-4 Family C&I CRE: Owner Occupied CRE: Non Owner Occupied* Average 1Q 2026 Yield: 7.18% CRE/RBC ratio3 : 299.5%

18% 17% 10% 9% 8% 7% 5% 3% 23% 18% Manhattan 17% Florida 10% Brooklyn 9% New Jersey 8% Queens 7% Bronx 5% Long Island 3% Other NY 23% Other States 45% 8% 8% 6% 6% 6% 4% 4% 3% 10% 45% Skilled Nursing Facilities 8% Office 8% Hospitality 6% Multifamily 6% Retail 6% Mixed Use 4% Land 4% Construction 3% Industrial 10% Other CRE Relationship-Based Commercial Real Estate Lending 14 Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics March 31, 2026 • Weighted average LTV of 62% • Owner occupied – 47% Composition by Type March 31, 2026 Composition by Region March 31, 2026 Vast majority of loans are originated through direct relationships or existing client referrals. Total CRE loans: $6.1 billion

$258 $246 $229 $219 $207 $249 $244 $237 $212 $252 $154 $170 $162 $140 $118 $116 $107 $104 $91 $92 $66 $77 $86 $75 $90 $67 $73 $65 $60 $61 $30 $30 $27 $26 $27 $105 $69 $43 $49 $56 $1,045 $1,016 $953 $872 $903 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Other Manufacturing Wholesale Services Other Healthcare Individuals Skilled Nursing Facilities Finance & Insurance Expertise in Specific Verticals Drive Commercial & Industrial Lending 15 C&I Composition March 31, 2026 Target Market March 31, 2026 Total C&I Loans: $903mm • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, and good asset coverage 28% 23% 13% 10% 10% 7% 3% 6% 28% Skilled Nursing Facilities 23% Finance & Insurance 13% Individuals 10% Other Healthcare 10% Services 7% Wholesale 3% Manufacturing 6% Other 1 Certain prior period amounts adjusted to conform to current presentation. C&I Portfolio1 March 31, 2026 | $ millions

C&I Healthcare Composition | March 31, 2026 Diversified Healthcare Portfolio • Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic. • Stabilized SNF – 59% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers’ primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Weighted average debt service coverage ratio is 2.04x. • Transitional Non-stabilized SNF – are typically value-add opportunities that may have underlying issues that can be remediated. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's profitability and value. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF. 73% 15% 8% 2% 73% SNF 15% Ambulatory Health Care Services 8% Medical Labs 2% Doctor Office 2% Ambulance Services CRE SNF $2.7 billion C&I SNF $252 mm C&I Other $92 mm Healthcare Composition | March 31, 2026 Total Healthcare loans: $3.1 billion 16 Total C&I Healthcare loans: $344mm Overview March 31, 2026

C&I Skilled Nursing Facility Exposure by State March 31, 2026 Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State March 31, 2026 27% 12% 26% 7% 28% 27% Florida 26% New York 12% New Jersey 7% Indiana 28% Other States 40% 22% 13% 5% 5% 15% 40% Florida 22% New York 13% New Jersey 5% Indiana 5% Tennessee 15% Other 17 Total CRE SNF loans: $2.7 billion Total C&I SNF loans: $252mm • CRE – Skilled Nursing Facilities (“SNF”) – average LTV of 71%. • Highly selective regarding the quality of SNF Operators that we finance. • Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows. Many further supported by vertically integrated related businesses. • Loans are made primarily in “certificate of need” states which limits the supply of beds and supports stable occupancy rates. • New York had Medicaid reimbursement rate increases of 4.4% and 6.5% in 2024 and 2023, respectively.1 • Florida had Medicaid reimbursement rate increase of 8.0% in 2024, with an additional 8% in 2025.1 Overview March 31, 2026 1 Source: Zimmet Healthcare Services Group LLC

$2,135 $2,082 $2,053 $2,081 $2,004 $1,235 $1,266 $1,294 $1,306 $1,332 $300 $351 $413 $425 $429 $1,269 $1,279 $1,409 $1,439 $1,520 $988 $1,260 $1,340 $1,478 $1,659 $522 $553 $564 $648 $795 $6,449 $6,791 $7,073 $7,377 $7,739 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 EB-5, Title & Escrow, & Charter Schools Municipal Property Managers Bankruptcy Trustees Deposits from Loan Customers Retail Deposits $7.7 Billion Total Deposits March 31, 2026 | $ millions* Deposit Composition * Certain prior period amounts adjusted to conform to current presentation. 18

Modern Banking in Motion Digital Transformation 19

Service Description Partners Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Payments Hub (Wires) Payments Hub (ACH) Payments Hub (FedNow) Commercial Loans Servicing Enterprise Datawarehouse Digital Banking (Consumers) Digital Banking (Commercial) Fraud Risk Management Core Processing Contact Center / Core servicing Statements Processing and Rendering Teller System Project Phoenix N.A. 2024 2025 2026 Modern Banking in Motion Digital Transformation 20 Overview • The Bank is modernizing its core, payments and online banking systems to support continued growth. A modern stack will support future business expansion, drive efficiencies and enable a better client experience. • Digital transformation will provide extensive digital proficiencies, NextGen analytics capabilities, API-based extensibility, optimized back-office processes and efficient origination and loan servicing. • In 2024, the Bank launched project Phoenix to overhaul its infrastructure in line with its strategic growth and to enhance its disaster recovery capabilities. This project was completed in Q4'2025 and includes the redesign of the network, expansion of the datacenters, and increased system capacity. • Q1'26 digital transformation costs – $1.0 million • Full integration to be completed in Q2'26 • Total estimated project costs – $18 million (including 10% contingency) • Project costs expensed to date – $14.9 million Go live. N.A. – not applicable.

Modern Banking in Motion Digital Transformation Partners 21 Partners Service Areas About Finzly provides a modern, cloud-based, API-enabled operating system that serves as a parallel payment processing platform to a bank's core. Finzly offers a wide range of turnkey banking solutions, including a multi-rail payment for traditional payments on ACH and wires, instant payments on FedNow and RTP, foreign exchange, trade finance, compliance, and commercial banking digital experiences. Payments Hub (wires) Payments Hub (ACH) Payments Hub (FedNow) AFS is the global leader in providing advanced commercial loan servicing solutions to lending institutions of all sizes. Solely dedicated to the commercial lending industry, AFS is uniquely positioned to support its client’s business and technology transformation. Commercial Loans Origination and Servicing Snowflake enables organizations to mobilize their data with Snowflake’s Data Cloud. Customers use the Data Cloud to unite siloed data, discover and securely share data, power data applications, and execute diverse AI/ML and analytic workloads. Enterprise Datawarehouse ebankIT enables banks to deliver humanized, personalized, and accessible digital experiences for their customers from mobile to web banking, from wearable gadgets to the metaverse and beyond. Digital Banking (Consumers & Commercial) Alloy helps banks and fintech companies make safe and seamless fraud, credit, and compliance decisions. Alloy's platform connects companies to more than 150 data sources of KYC/KYB, AML, credit, and compliance data through a single API to help create a future without fraud. MX Technologies, Inc. is a leader in actionable intelligence, enabling financial providers and consumers to do more with financial data. MX offers fast, secure solutions that helps streamline the account opening process while mitigating fraud and reducing risk. Fraud Risk Management & KYC To drive continued growth, the Bank is modernizing its core banking system with Finxact. Finxact, a gen-3 core, was built to be a full core banking solution providing MCB with the ability to develop and get to market with speed, with complete flexibility and control to adopt new capabilities. Gen 3 core solutions are geared towards banks who are looking to rapidly innovate utilizing new technologies to create unique customer experiences through a cloud-native / event driven architecture enabling highly automated real time access to bank data from modern APIs to all ancillary systems. Core Processing Savana provides a front-end servicing solution for the core processing system. Savana's platform is designed to orchestrate channels, products and processes to provide a unified ecosystem that streamlines operations between the core, back office and banker assisted channel. Contact Center / Core servicing A full-service, browser based, teller solution that is core agnostic. Dedicated to innovating cash and people across the branch network, offering cash management resources, cash planning tools, CTR, and Reg CC for the US market, a fully accessible electronic journal, and 27 other branch functions integrated directly to a Financial Institution's ecosystem. Statements Processing and Rendering Antuar is a financial technology company focused on branch innovation. Antuar's banking software solutions are designed to enable financial institutions to innovate the branch network, while reducing the overhead cost of servicing customers. Teller System

Selected Financial Information 22

Proven High Growth Business Model Loans1 | $ millions $3,830 $6,436 $5,278 $5,737 $5,983 $7,377 $7,740 2020 2021 2022 2023 2024 2025 Q1 2026 Deposits | $ millions $142 $181 $256 $251 $277 $315 $88 2020 2021 2022 2023 2024 2025 Q1 2026 Revenue | $ millions $39 $60 $59 $77 $67 $71 $31 2020 2021 ĩ Ī ī 2025 Q1 2026 Net Income | $ millions $3,137 $3,732 $4,841 $5,625 $6,034 $6,810 $7,047 2020 2021 2022 2023 2024 2025 Q1 2026 23 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2020 through March 31, 2026. 3 CAGR from December 31, 2020 through December 31, 2025. 4 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 5 Includes a $5.5 million reversal of the regulatory settlement reserve. 6 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024

Return on Average Assets Highly Profitable, Scalable Model * Annualized 1 Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP financial measures starting on slide 29. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve. 4 Includes a $5.5 million reversal of the regulatory settlement reserve. Ī *ODMVEFT B  NJMMJPO SFHVMBUPSZ SFTFSWF SFDPSEFE JO UIF UIJSE RVBSUFS PG  Efficiency ratio2 12.9% 15.2% 10.4% 12.6% 9.7% 9.8% 15.6% 2020 2021 2022³ ĩ Ī 2025 YTD 2026* ROATCE1 52.5% 48.3% 58.2% 52.5% 62.7% 55.9% 52.4% 2020 2021 2022³ ĩ Ī 2025 YTD 2026* Net Interest Margin 3.26% 2.77% 3.49% 3.49% 3.53% 3.88% 4.08% 2020 2021 2022 2023 2024 2025 YTD 2026* 24 1.02% 1.06% 0.90% 1.19% 0.91% 0.90% 1.49% 2020 2021 2022 2023 2024 2025 YTD 2026*

0.20% 0.28% 0.00% 0.92% 0.54% 1.28% 1.01% 2020 2021 2022 2023 2024 2025 Q1 2026 Non-Performing Loans/Loans Credit Metrics NCOs/Average Loans ACL/Loans Non-Performing Loans/ACL 0.01% 0.13% 0.00% 0.02% 0.00% 0.06% 0.73% 2020 2021 2022 2023 2024 2025 YTD 2026 1.13% 0.93% 0.93% 1.03% 1.05% 1.43% 1.16% 2020 2021 2022 2023* 2024 2025 Q1 2026 18.0% 29.6% 0.0% 89.5% 51.5% 89.5% 86.6% 2020 2021 2022 2023* 2024 2025 Q1 2026 25 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Capital Ratios* Common Equity Tier 1 Capital Ratio 10.1% 14.1% 12.1% 11.5% 11.9% 10.7% 13.2% 2020 2021 2022¹ 2023² 2024³ 2025 Q1 2026 Minimum to be "Well Capitalized" (8%) * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve. 2 Includes a $5.5 million reversal of the regulatory settlement reserve. 3 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024. ĩ /PO(""1 GJOBODJBM NFBTVSF 4FF SFDPODJMJBUJPO PG (""1 UP /PO(""1 GJOBODJBM NFBTVSFT TUBSUJOH PO slide 29. Tier 1 Leverage Ratio 8.5% 8.5% 10.2% 10.6% 10.8% 9.5% 11.6% 2020 2021 2022¹ 2023² 2024³ 2025 Q1 2026 Minimum to be "Well Capitalized" (5%) 12.7% 16.1% 13.4% 12.8% 13.3% 12.3% 14.6% 2020 2021 2022¹ 2023² 2024³ 2025 Q1 2026 Minimum to be "Well Capitalized" (10%) Total Risk-Based Capital Ratio TCE / TA4 7.5% 7.7% 9.0% 9.2% 9.9% 8.9% 10.6% 2020 2021 2022¹ 2023² 2024³ 2025 Q1 2026 26

Conservatively Underwritten, Geographically Diversified CRE Office Portfolio 27 Office by Region March 31, 2026 47% 14% 5% 26% 6% 47% Manhattan 14% Brooklyn 5% Queens 2% Bronx 26% NY Metro Area (outside NYC) 6% Non NY Metro Area Overview March 31, 2026 • Total Office loans: $461mm • Weighted average LTV of 51% • Weighted average occupancy rate of 76%* • Weighted average debt service coverage ratio of 1.44x* • Manhattan loans originated since March 2022 is 100% • Owner-occupied is 9.3% • Varying levels of recourse on approximately 60% of loans * Excluding owner-occupied office properties. 1 Based on Outstanding Balance. 2 Single loan with "as is" LTV of 62%. Occupancy by Region March 31, 2026 Maturity Schedule March 31, 2026| $ millions 45% 78% 68% 42% 88% 81% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens² Brooklyn Manhattan 2026 2027 Thereafter Total Outstanding Balance $88 $242 $131 $461 Commitment Amount $90 $254 $131 $475 Avg. Commitment Size $7 $16 $7 $10 LTV1 44% 54% 50% 51% Nonperforming 0% 0% 0% 0% WAC 6.3% 6.0% 6.5% 6.2%

28 Conservatively Underwritten Multi-family Portfolio Overview March 31, 2026 | $ millions Stabilized1 Maturity Schedule March 31, 2026 | $ millions Origination Vintage March 31, 2026 • Total Multi-family loans: $394mm • Weighted average LTV of 54% • Recourse on 59% of Total; recourse on 85% of Transitional • Rent regulated 44% of Total • Rent regulated have weighted average LTV of 44% • Stabilized weighted average debt service coverage ratio of 2.16x Transitional1 Maturity Schedule March 31, 2026 | $ millions 1 Stabilized facilities provide cash flows adequate to support debt service and collateral value. Transitional are value-add opportunities that may have historic underlying issues or challenges that can be addressed and improved upon. 2 Based on Outstanding Balance. 2% 15% 83% % of $394mm Outstanding Balance 2017 - 2019 2020 - 2021 2022 - 2026 2026 2027 Thereafter Total Outstanding Balance $46 $55 $0 $101 Commitment Amount $50 $60 $0 $110 Avg. Commitment Size $5 $18 $0 $8 LTV2 49% 75% 0% 63% Rent Regulated2 10% 0% 0% 5% With Recourse2 100% 73% 0% 85% Nonperforming 75% 0% 0% 35% WAC 4.8% 6.5% 0.0% 5.7% 2026 2027 Thereafter Total Outstanding Balance $147 $39 $107 $293 Commitment Amount $147 $39 $113 $299 Avg. Loan Size $5 $4 $5 $5 LTV2 60% 54% 36% 50% Rent Regulated2 64% 37% 57% 58% With Recourse2 65% 43% 32% 50% Nonperforming 5% 0% 0% 3% WAC 5.9% 5.1% 5.0% 5.5%

Reconciliation of GAAP to Non-GAAP Measures 1 Tangible common equity divided by common shares outstanding at period-end. 2 Total revenues equal net interest income plus non-interest income. In addition to the results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company’s operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables. 29 $ thousands, except per share data Q1 2026 Q4 2025 2025 2024 2023 2022 Average assets $ 8,566,759 $ 8,319,679 $ 7,880,760 $ 7,293,445 $ 6,506,614 $ 6,621,631 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 Average tangible assets $ 8,557,026 $ 8,309,946 $ 7,871,027 $ 7,283,712 $ 6,496,881 $ 6,611,898 Average equity $ 828,131 $ 735,722 $ 732,611 $ 694,154 $ 621,006 $ 578,787 Less: Average preferred equity — — — — — — Average common equity 828,131 735,722 732,611 694,154 621,006 578,787 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 Average tangible common equity $ 818,398 $ 725,989 $ 722,878 $ 684,421 $ 611,273 $ 569,054 Total assets $ 8,844,124 $ 8,255,716 $ 8,255,716 $ 7,300,749 $ 7,067,672 $ 6,267,337 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 Tangible assets $ 8,834,391 $ 8,245,983 $ 8,245,983 $ 7,291,016 $ 7,057,939 $ 6,257,604 Total Equity $ 948,339 $ 743,112 $ 743,112 $ 729,827 $ 659,021 $ 575,897 Less: preferred equity — — — — — — Common Equity 948,339 743,112 733,379 729,827 659,021 575,897 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 Tangible common equity (book value) $ 938,606 $ 733,379 $ 733,379 $ 720,094 $ 649,288 $ 566,164 Tangible common equity (book value) divided by: $ 938,606 $ 733,379 $ 733,379 $ 720,094 $ 649,288 $ 566,164 Tangible assets $ 8,834,391 $ 8,245,983 $ 8,245,983 $ 7,291,016 $ 7,057,939 $ 6,257,604 Tangible common equity (book value) to Tangible assets 10.6% 8.9% 8.9% 9.9% 9.2% 9.0% Net income divided by: $ 31,426 $ 28,857 $ 71,098 $ 16,354 $ 77,268 $ 59,425 Average tangible common equity $ 818,398 $ 725,989 $ 722,878 $ 684,421 $ 611,273 $ 569,054 Return on average tangible common equity* 15.6% 15.8% 9.8% 2.4% 12.6% 10.4% Common shares outstanding 12,392,035 10,088,617 10,088,617 11,197,625 11,062,729 10,949,965 Book value per share (GAAP) $ 76.53 $ 73.66 $ 73.66 $ 65.18 $ 59.57 $ 52.59 Tangible book value per share (non-GAAP)¹ $ 75.74 $ 72.69 $ 72.69 $ 64.31 $ 58.69 $ 51.70 Total Revenue (GAAP)² $ 88,490 $ 88,408 $ 315,106 $ 276,913 $ 250,739 $ 255,751 Less: Non-interest expense 46,400 44,381 176,005 173,575 131,538 148,737 Less: Gain (loss) on sale of securities — 674 674 — — — Pre-tax, pre-provision net revenue $ 42,090 $ 43,353 $ 138,427 $ 103,338 $ 119,201 $ 107,014 For Year Ending

Reconciliation of GAAP to Non-GAAP Measures, Continued 1 Tangible common equity divided by common shares outstanding at period-end. 2 Total revenues equal net interest income plus non-interest income. In addition to the results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company’s operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables. 30 $ thousands, except per share data 2021 2020 2019 2018 2017 Average assets $ 5,724,230 $ 3,863,013 $ 2,846,959 $ 1,951,982 $ 1,524,202 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 Average tangible assets $ 5,714,497 $ 3,853,280 $ 2,837,226 $ 1,942,249 $ 1,514,469 Average equity $ 413,212 $ 320,617 $ 282,604 $ 251,030 $ 133,462 Less: Average preferred equity 4,585 5,502 5,502 5,502 5,502 Average common equity 408,627 315,115 277,102 245,528 127,960 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 Average tangible common equity $ 398,894 $ 305,382 $ 267,369 $ 235,795 $ 118,227 Total assets $ 7,116,358 $ 4,330,821 $ 3,357,572 $ 2,182,644 $ 1,759,855 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 Tangible assets $ 7,106,625 $ 4,321,088 $ 3,347,839 $ 2,172,911 $ 1,750,122 Total Equity $ 556,989 $ 340,787 $ 299,124 $ 264,517 $ 236,884 Less: preferred equity — 5,502 5,502 5,502 5,502 Common Equity 556,989 335,285 293,622 259,015 231,382 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 Tangible common equity (book value) $ 547,256 $ 325,552 $ 283,889 $ 249,282 $ 221,649 Tangible common equity (book value) divided by: $ 547,256 $ 325,552 $ 283,889 $ 249,282 $ 221,649 Tangible assets $ 7,106,625 $ 4,321,088 $ 3,347,839 $ 2,172,911 $ 1,750,122 Tangible common equity (book value) to Tangible assets ratio 7.7% 7.5% 8.5% 11.5% 12.7% Net income divided by: $ 60,555 $ 39,466 $ 30,134 $ 25,554 $ 12,369 Average tangible common equity $ 398,894 $ 305,382 $ 267,369 $ 235,795 $ 118,227 Return on average tangible common equity* 15.2% 12.9% 11.3% 10.8% 10.5% Common shares outstanding 10,920,569 8,295,272 8,312,918 8,217,274 8,196,310 Book value per share (GAAP) $ 51.00 $ 40.42 $ 35.32 $ 31.52 $ 28.23 Tangible book value per share (non-GAAP)¹ $ 50.11 $ 39.25 $ 34.15 $ 30.34 $ 27.04 Total Revenue (GAAP)² $ 180,698 $ 141,924 $ 108,239 $ 83,177 $ 63,382 Less: Non-interest expense 87,312 74,518 59,955 43,471 32,745 Less: Gain (loss) on sale of securities 609 3,286 — (37) — Pre-tax, pre-provision net revenue $ 92,777 $ 64,120 $ 48,284 $ 39,743 $ 30,637 For Year Ending